UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	34-0-26512	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Renaissance House 8-20 East Broadway, Pembroke Bermuda		HM 19
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On August 10, 2006, RenaissanceRe Holdings Ltd. (the ‘‘Company’’) issued a press release (the ‘‘Press Release’’) announcing the promotion of the Company's Senior Vice President and Treasurer Todd R. Fonner to the positions of Chief Risk Officer and Chief Investment Officer. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the promotion, the Company entered into an amended and restated employment agreement with Mr. Fonner pursuant to the form of employment agreement attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2006.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description
99.1	Copy of the Company's press release, issued August 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.
Date: August 11, 2006	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein Title: General Counsel, Corporate Secretary & Chief Compliance Officer

INDEX TO EXHIBITS

Exhibit #	Description
99.1	Copy of the Company's press release, issued August 10, 2006.